UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________
FORM 8-K
 ____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2026
____________________________________________________________________
 Applied Materials, Inc.
(Exact name of registrant as specified in its charter)
____________________________________________________________________

Delaware	000-06920	94-1655526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3050 Bowers Avenue
P.O. Box 58039
Santa Clara, CA 95052-8039
(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 727-5555
N/A
(Former name or former address, if changed since last report.)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AMAT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).   ☐

Item 8.01 Other Events.

As previously disclosed, Applied Materials, Inc. (“Applied” or the “Company”) has been cooperating with the U.S. Department of Justice (“DOJ”), the U.S. Securities and Exchange Commission (“SEC”), and the U.S. Commerce Department Bureau of Industry and Security (“BIS”) after receiving subpoenas from those agencies. The DOJ and the SEC have informed the Company that they have closed their respective inquiries, and no enforcement action has been taken by either agency. On February 11, 2026, the Company entered into a settlement agreement with BIS (the “Settlement Agreement”) to resolve its inquiry relating to certain China customer shipments and export controls compliance. Pursuant to the Settlement Agreement, the Company has agreed to pay $252.5 million to BIS in a one-time payment, and agreed to conduct internal audits of the Company’s export controls compliance program and maintain export compliance training and reporting mechanisms.

Item 7.01 Regulation FD Disclosure.

Applied issued a press release announcing the settlement with BIS, which is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and shall not be deemed to be incorporated by reference in any filing of Applied under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly incorporated by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Applied Materials, Inc., dated February 11, 2026
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Materials, Inc. (Registrant)
Date:	February 11, 2026	By:	/s/ Teri A. Little
Teri A. Little
Senior Vice President, Chief Legal Officer and Corporate Secretary